UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Southern Union Company (the “Company”) today issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that it has completed preliminary damage assessments of its operations following Hurricanes Gustav and Ike.  The Company noted that Hurricane Ike, in particular, had impacted both its transportation & storage and its gathering & processing business segments.

The press release details that, as to the Company’s transportation & storage segment: (i) inspections have identified only limited and isolated damage at the Company's onshore Texas and Louisiana facilities, including Trunkline Gas Company, LLC ("TGC"), Trunkline LNG Company, LLC and Florida Gas Transmission Company, LLC; (ii) the Company’s onshore facilities are fully operational; and (iii) the Company's offshore facilities, including Sea Robin Pipeline Company, LLC and TGC’s Terrebonne system, have suffered damage to several platforms and are continuing to experience reduced volumes.

As to Southern Union Gas Services (“SUGS”), the Company’s gathering & processing business, while SUGS’ facilities were not affected by the hurricanes, SUGS’ third-party natural gas liquids (“NGL”) fractionator sustained significant damage to its Mont Belvieu, Texas, facility as a result of Hurricane Ike.  SUGS was forced to shut in its natural gas processing plants and attendant production for approximately a week, but has gradually resumed operations and expects to be at or near full capacity by the end of the year.  A portion of NGL production is being fractionated with the remainder being delivered into Mont Belvieu storage pending completion of repairs and previously scheduled maintenance at the fractionation facility.  The stored NGLs will be fractionated and sold over the next few months.

ITEM 7.01 Regulation FD Disclosure

The press release, which is attached hereto as Exhibit 99.1, also contains earnings guidance affirming expected financial performance for the year ending December 31, 2008. The earnings guidance presented in the press release is provided under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

        Exhibit No.                   Exhibit

99.1	Company’s October 1, 2008 Press Release

This 8-K includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union's Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: October 1, 2008	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President - Assistant General Counsel and Secretary

EXHIBIT INDEX

              Exhibit No.                                     Description

99.1	Company’s October 1, 2008 Press Release